UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2007

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle, Bristol, PA	19007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K of StoneMor Partners L.P., a Delaware limited partnership (“StoneMor”), and any financial guidance provided are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933, as amended, and Section 21E(i) of the Securities Exchange Act of 1934, as amended. The words “believe,” “may,” “will,” “estimate,” “continues,” “anticipate,” “intend,” “project,” “expect,” “predict,” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: future revenue and revenue growth; the impact of StoneMor’s significant leverage on its operating plans; the ability of StoneMor to service its debt; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; information disclosed within this Current Report on Form 8-K and various other uncertainties associated with the deathcare industry and StoneMor’s operations in particular. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2007, StoneMor Operating LLC (the “Operating Company”), a Delaware limited liability company and a wholly-owned subsidiary of StoneMor, and various subsidiaries of the Operating Company, collectively, as Borrowers, and StoneMor and StoneMor GP LLC (“StoneMor GP”), the general partner of StoneMor, collectively, as Guarantors, entered into the Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A. (“Bank of America”), other lenders, and Banc of America Securities LLC (“BAS”). Bank of America was the administrative agent and one of the lenders under a Credit Agreement by and among StoneMor, StoneMor GP, the Operating Company, certain other borrowers and lending institutions, dated September 20, 2004, as amended (the “2004 Credit Agreement”).

On August 15, 2007, StoneMor GP, StoneMor, the Operating Company, and certain subsidiaries of the Operating Company (collectively, the “Issuers”) entered into the Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”) with Prudential Investment Management Inc., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, certain Affiliates of Prudential Investment Management Inc., iStar Financial Inc., SFT I, Inc., and certain Affiliates of iStar Financial Inc. (collectively, “Note Purchasers”).

The following is a summary of the material provisions of the Credit Agreement and the Note Purchase Agreement. This summary is qualified in its entirety by reference to the Credit Agreement, the Note Purchase Agreement, and the Notes issued under the Note Purchase Agreement, which are incorporated by reference in their entirety herein and copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Credit Agreement and Note Purchase Agreement.

(a) The Credit Facility

The Credit Agreement provides for two credit facilities: (1) the Acquisition Facility, with a maximum principal amount of $40,000,000 (with an option to increase such facility by an additional $15,000,000 on an uncommitted basis) and the term of 5 years, and (2) the Revolving Credit Facility, with a maximum principal amount of $25,000,000 (with an option to increase such facility by up to $10,000,000 on an uncommitted basis) and a term of 5 years. Amounts borrowed under the Acquisition Facility and repaid or prepaid may not be reborrowed. Amounts borrowed under the Revolving Credit Facility and repaid or prepaid during the term may be reborrowed. In addition, Bank of America has agreed to provide to the borrowers Swing Line Loans with a maximum limit of $5,000,000, which is a part of the Revolving Credit Facility.

Loans outstanding under the Acquisition Facility and the Revolving Credit Facility bear interest at a per annum rate based upon the Base Rate or the Eurodollar Rate, as selected by Borrowers, plus an applicable margin ranging from 0% to 0.75% for Base Rate Loans and 2.25% to 3.25% for Eurodollar Rate Loans, depending on the ratio of consolidated funded debt to consolidated EBITDA of StoneMor. The Base Rate is a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 0.5% and (b) the “prime rate” as set by Bank of America. The Eurodollar Rate equals the British Bankers Association LIBOR Rate.

The Credit Agreement requires the Borrowers to pay an unused commitment fee, which is calculated based on the amount by which the commitments under the Credit Agreement exceed the usage of such commitments. The Borrowers are also required to pay certain additional fees to Bank of America as Administrative Agent, and BAS as Arranger.

The proceeds of the Acquisition Loans may be used by the Borrowers to finance (i) Permitted Acquisitions, as defined in the Credit Agreement, and (ii) the purchase and construction of mausoleums. The proceeds of the Revolving Credit Loans and Swing Line Loans may be utilized to finance working capital requirements, Capital Expenditures, as defined in the Credit Agreement, and for other general corporate purposes.

Borrowings under the Credit Agreement rank pari passu with all other senior secured debt of the Borrowers, including the senior secured notes issued pursuant to the Note Purchase Agreement.

The Borrowers’ obligations under the Revolving Facility are secured by a first priority lien and security interest in specified receivable rights, whether then owned or thereafter acquired, of the Borrowers and the guarantors, and by a second priority lien and security interest in substantially all assets other than those receivable rights of the Borrowers and guarantors, excluding trust accounts and certain proceeds required by law to be placed into such trust accounts and funds held in trust accounts, StoneMor GP’s general partner interest in StoneMor and StoneMor GP’s incentive distribution rights under StoneMor’s partnership agreement. The specified receivable rights include all accounts and other rights to payment arising under customer contracts or agreements or management agreements, and all inventory, general intangibles and other rights reasonably related to the collection and performance of these accounts and rights to payment.

The Borrowers’ obligations under the Acquisition Facility are secured by a first priority lien and security interest in substantially all assets, whether then owned or thereafter acquired, other than specified receivable rights of the Borrowers and the guarantors, excluding trust accounts and certain proceeds required by law to be placed into such trust accounts and funds held in trust accounts, StoneMor GP’s general partner interest in StoneMor and StoneMor GP’s incentive distribution rights under the StoneMor partnership agreement, and a secondary priority lien and security interest in those specified receivable rights. These assets secure the Acquisition Facility and the Notes described below. The priority of the liens and security interests securing the Acquisition Facility is pari passu with the liens and security interests securing Notes described below.

The Borrowers’ obligations under the Credit Agreement are guaranteed by StoneMor and StoneMor GP.

Subject to certain exceptions, the Borrowers agreed under the Credit Agreement to certain customary affirmative and negative covenants, which include, among other matters, covenants restricting the incurrence of indebtedness, the making of investments and acquisitions, the issuance of certain types of equity securities, the making of dispositions and the making of certain fundamental changes in equity structure.

The Credit Agreement contains financial covenants requiring StoneMor to maintain, for the four most recent fiscal quarters: (a) the Consolidated EBITDA of not less than the sum of (i) $26,900,000 plus (ii) 80% of the aggregate of all Consolidated EBITDA for each Permitted Acquisition, as defined in the Credit Agreement, after the closing date; (b) the ratio of Consolidated EBITDA to the consolidated interest charges of not less than 3.5 to 1; and (c) the ratio of the Consolidated Funded Indebtedness, as defined in the Credit Agreement, to Consolidated EBITDA of not more than 3.5 to 1.

The Credit Agreement also includes various representations, warranties and covenants and indemnification provisions customary for the transactions of this nature.

Pursuant to the Credit Agreement, the following events, among other circumstances, constitute an even of default and may cause all obligations of the Borrowers under the Credit Agreement to become immediately due and payable: (1) failure to pay any principal, interest, fees, expenses or other amounts when due; (2) failure to perform or observe any covenants; (3) failure of any representations and warranties to be materially correct; (4) the occurrence of a default under any other indebtedness or guarantee of StoneMor, StoneMor GP, the Operating Company or any of StoneMor’s subsidiaries (cross-default); (5) any insolvency or bankruptcy proceedings; or (6) change of control.

(b) Senior Secured Notes

Pursuant to the Note Purchase Agreement, the Issuers and the Note Purchasers agreed to (a) exchange certain Series A Notes issued pursuant to that certain Note Purchase Agreement dated as of September 20, 2004, as amended, for new Series A Notes, as defined in the Note Purchase Agreement, due September 20, 2009, in the maximum aggregate amount of $80,000,000; and (b) issue Series B Notes, as defined in the Note Purchase Agreement, due August 15, 2012 in the aggregate amount of $35,000,000, subject to the option, on an uncommitted basis, to issue/purchase additional secured Shelf Notes in the aggregate amount of up to $35,000,000, and to issue/purchase additional secured Shelf Notes to refinance the Series A Notes (Series A Notes, Series B Notes and the Shelf Notes are referred to collectively as the “Notes”). The Series A Notes bear an interest rate of 7.66% per annum, and the Series B Notes bear an interest of 9.34% per annum.

The Note Purchase Agreement requires the Issuers to pay certain fees, including the Facility Fee in the aggregate amount of $100,000 paid on the closing day, the Issuance Fee in the amount equal to 1% of the aggregate principal amount of Shelf Notes sold to each Note Purchaser, payable to each such Note Purchaser; and certain other fees paid if the issuance of certain Notes is delayed or canceled. In addition, the Note Purchase Agreement requires the Issuers to pay a prepayment fee equal to the Make-Whole Amount, as defined in the Note Purchase Agreement, if the Issuers elect to prepay any part of the Shelf Notes.

The Notes are guaranteed by StoneMor and StoneMor GP. The Notes rank pari passu with all other senior secured debt, including the Revolving Credit Facility and the Acquisition Facility. Obligations under the Notes are secured by a first priority lien and security interest covering substantially all of the assets of the issuers, whether then owned or thereafter acquired, other than specified receivable rights and a second priority lien and security interest covering those specified receivable rights of the Issuers, whether then owned or thereafter acquired. These assets secure the Notes and the Acquisition Facility described above. The priority of the liens and security interests securing the Notes is pari passu with the liens and security interests securing the Acquisition Facility described above.

Subject to certain exceptions, the Issuers agreed under the Note Purchase Agreement to certain customary affirmative and negative covenants, which include, among other matters, covenants restricting the incurrence of indebtedness, the making of investments and acquisitions, the issuance of certain types of equity securities, the making of dispositions and the making of certain fundamental changes in equity structure.

The Note Purchase Agreement contains financial covenants requiring StoneMor to maintain, for the four most recent fiscal quarters: (a) the Consolidated EBITDA of not less than the sum of (i) $26,900,000 plus (ii) 80% of the aggregate of all Consolidated EBITDA for each Permitted Acquisition, as defined in the Note Purchase Agreement after the closing date; (b) the ratio of Consolidated EBITDA to the consolidated interest charges of not less than 3.5 to 1; and (c) the ratio of the Consolidated Funded Indebtedness, as defined in the Note Purchase Agreement, to Consolidated EBITDA of not more than 3.5 to 1.

The Note Purchase Agreement also includes various representations, warranties and covenants and indemnification provisions customary for the transactions of this nature.

Pursuant to the Note Purchase Agreement, the following events, among other circumstances, constitute an even of default and may cause all obligations of the Issuers under each of the Notes to become immediately due and payable: (1) failure to pay any principal, interest, fees, expenses or other amounts when due; (2) failure to perform or observe any covenants; (3) failure of any representations and warranties to be materially correct; (4) the occurrence of a default under any other indebtedness or guarantee of StoneMor, StoneMor GP, the Operating Company or any of StoneMor’s subsidiaries; (5) any insolvency or bankruptcy proceedings; or (6) change of control.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 15, 2007, StoneMor, the Operating Company and certain of its subsidiaries entered into the 2007 Credit Agreement with Bank of America, other Lenders, and BAS. The terms of the 2007 Credit Agreement are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference herein.

On August 15, 2007, the Operating Company and certain of its subsidiaries issued the Notes pursuant to the 2007 Note Purchase Agreement, and StoneMor guaranteed the Issuers’ obligations under the Notes. The terms of the 2007 Note Purchase Agreement and the Notes are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference herein.

ITEM 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Form of 7.66% Senior Secured Note Due 2009, dated June 20, 2007.

4.2	Form of 9.34% Series B Senior Secured Note Due 2012, dated August 15, 2007.

10.1	Amended and Restated Credit Agreement, dated August 15, 2007, among StoneMor Operating LLC, as a Borrower, various subsidiaries thereof, as additional Borrowers, StoneMor Partners L.P. and StoneMor GP LLC, as Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders Party Hereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

10.2	Amended and Restated Note Purchase Agreement, dated as of August 15, 2007, by StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC, and each of the Subsidiary Issuers listed on the signature pages hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

		By:	StoneMor GP LLC
its general partner

Date:	August 21, 2007	By:	/s/ William R. Shane
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of 7.66% Senior Secured Note Due 2009, dated June 20, 2007.

4.2	Form of 9.34% Series B Senior Secured Note Due 2012, dated August 15, 2007.

10.1	Amended and Restated Credit Agreement, dated August 15, 2007, among StoneMor Operating LLC, as a Borrower, various subsidiaries thereof, as additional Borrowers, StoneMor Partners L.P. and StoneMor GP LLC, as Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders Party Hereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager

10.2	Amended and Restated Note Purchase Agreement, dated as of August 15, 2007, by StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC, and each of the Subsidiary Issuers listed on the signature pages hereof.